UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ______________________
FORM 8-K
 ______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 7, 2013 (October 7, 2013)
Date of Report (date of earliest event reported)
 ______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)
(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
  ______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On October 7, 2013, Transcept Pharmaceuticals, Inc. (“Transcept”) announced that it intends to hold a special meeting of stockholders on December 19, 2013. The Transcept Board of Directors has established a November 5, 2013 record date for stockholders entitled to vote at the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
The following Exhibit is filed as part of this Current Report on Form 8-K.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 7, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: October 7, 2013

	By:	/s/ Leone D. Patterson
	Name:	Leone D. Patterson
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 7, 2013.